UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 25, 2019
Date of Report (Date of earliest event reported)

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, CA 95051
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 345-8886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As of November 1, 2018, we adopted Accounting Standards Update (ASU) No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Costs, which amends ASC 715, Compensation - Retirement Benefits, to require employers that present a measure of operating income in their statements of operations to include only the service cost component of net periodic postretirement benefit cost in operating expenses. The service cost component of net periodic pension and postretirement benefit cost should be presented in the same operating expense line items as other employee compensation costs arising from services rendered during the period. The other components of net periodic pension and postretirement benefit costs, including interest costs, expected return on assets, amortization of prior service cost/credit and actuarial gains/losses, and settlement and curtailment effects, are to be included separately and outside of any subtotal of operating income. This guidance impacted the presentation of our condensed consolidated statements of operations with no impact on net income. As adoption is required to be on a retrospective basis, we are furnishing this Current Report on Form 8-K to provide our historical condensed consolidated statements of operations and selected segment information presented herein.

This Current Report on Form 8-K should be read in conjunction with the Annual Report on Form 10-K and other filings.  The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1
Condensed consolidated statements of operations for the fiscal quarters ended January 31, April 30, July 31, and October 31, 2017 and 2018. Condensed consolidated statements of operations for the six months ended April 30, 2017 and 2018. Condensed consolidated statements of operations for the nine months ended July 31, 2017 and 2018. Condensed consolidated statements of operations for the fiscal years ended October 31, 2017 and 2018.

Selected segment information for the fiscal quarters ended January 31, 2017 and 2018, April 30, 2017 and 2018, July 31, 2017 and 2018 and October 31, 2017 and 2018 and fiscal years ended October 31, 2017 and 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ P. Diana Chiu
	Name:	P. Diana Chiu
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: January 25, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1
Condensed consolidated statements of operations for the fiscal quarters ended January 31, April 30, July 31, and October 31, 2017 and 2018. Condensed consolidated statements of operations for the six months ended April 30, 2017 and 2018. Condensed consolidated statements of operations for the nine months ended July 31, 2017 and 2018. Condensed consolidated statements of operations for the fiscal years ended October 31, 2017 and 2018.

Selected segment information for the fiscal quarters ended January 31, 2017 and 2018, April 30, 2017 and 2018, July 31, 2017 and 2018 and October 31, 2017 and 2018 and fiscal years ended October 31, 2017 and 2018.

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